                                                                   Exhibit 10.37

                          POINTER RIDGE OFFICE BUILDING

                               LEASE AGREEMENT(1)

              LANDLORD:  POINTER RIDGE OFFICE INVESTMENT, LLC

              TENANT:    OLD LINE BANK

                         3(RD)  FLOOR
-----------
(1) 06 Nov 06

                                TABLE OF CONTENTS

SECTION           TITLE
------            -----
1                 Premises

2                 Term

3                 Rent

4                 Additional Rent: Operating Expenses & Real Estate Taxes

5                 Completion of Leasehold Improvements: Delayed Possession

6                 Use of Premises

7                 Assignment and Subletting

8                 Maintenance by Tenant

9                 Hours of Operation and Services

10                Tenant Alterations: Installation of Fixtures

11                Advertising

12                Deliveries

13                Equipment

14                Inspections: Entry

15                Insurance

16                Damage to Premises or Building

17                Waiver of Liability

18                Bankruptcy

19                Casualty

20                Condemnation

21                Default

22                Subordination

23                Jury Trial

24                Holdover Provisions

25                Successors' Obligation

26                Rules and Regulations

27                Covenants of Landlord

28                Reservation of Rights of Landlord

29                Construction of Leasehold Improvements

30                Security Deposit

31                Parking

32                Mortgagee Approval

SECTION           TITLE
-------           -----
33                Gender

34                Notices

35                Estoppel Certificates and Financial Statements

36                Governing Law

37                Brokers

38                Waiver of Breach

39                Severability of Clauses

40                Captions for Convenience

41                Duplicate Counterparts Originals

42                Entire Agreement

43                Authorization

44                Hazardous Materials

45                Relocation of Premises

                                    EXHIBITS

Exhibit A         Description and Floor Plan/Site Plan of the Premises

Exhibit B         Tenant Certificate concerning the Premises and its Condition

Exhibit C         Rules and Regulations of the Building

Exhibit D         Leasehold Improvements and Tenant Standards

                                LEASE AGREEMENT

      THIS AGREEMENT OF LEASE (the "Lease") made this 6'th day of June, 2006 by and between Pointer Ridge Office Investment, LLC, a Maryland limited liability company (hereinafter referred to as "LANDLORD") and Old Line Bank (hereinafter referred to as "TENANT").

      WITNESSETH, that for and in consideration of the rent hereinafter reserved and of the mutual covenants and agreements hereinafter set forth, LANDLORD and TENANT do hereby mutually agree as follows:

      1. PREMISES.

            LANDLORD does hereby lease and demise to TENANT, and TENANT does hereby, lease and take from LANDLORD for the Term and upon the covenants and conditions hereinafter set forth, the space (hereinafter referred to as the "Premises") that is more fully described, set forth, or depicted, in Exhibit A which is attached hereto and incorporated herein. Said Premises to contain approximately five thousand five hundred thirty-seven (5,537) square feet of rentable area on the Third floor in a building located at 1525 Pointer Ridge Place, Bowie, Maryland (hereinafter referred to as the Building).

            LANDLORD agrees, at its cost, to provide TENANT with those leasehold improvements that are described in Exhibit D which is attached hereto and incorporated herein. The cost of any leasehold improvements over and above those which are specified in Exhibit D will be borne by TENANT.

      2. TERM.

            (a) The Term of this Lease (hereinafter referred to as the "Term") shall be (13) years commencing on or about June 6, 2006 (the "Lease Commencement Date"), and expiring thirteen (13) years thereafter or on or about midnight, May 31, 2019 (hereinafter referred to as the "Lease Expiration Date") with two 5 year renewal options.

            (b) In the event TENANT'S occupancy of the Premises commences on a date other than the first day of a calendar month, the Lease Commencement Date shall be the first day of the following month, and the Lease Expiration Date shall be adjusted correspondingly, such that the Term of this Lease shall be for the same period of time set forth in subsection (a) of this Section 2. Any occupancy prior to the Lease Commencement Date shall be pursuant to all the Terms and conditions of this Lease, and rent shall be prorated for such fractional period of the month of early occupancy.

      3. RENT.

            (a) (i) During and for the Term thereof, commencing on the Lease Commencement Date specified in Section 2(a) above or the Lease Commencement Date specified in the notice described in Section 5(e) below, whichever is later, TENANT covenants and agrees to pay LANDLORD for the Premises, without notice or demand and without deduction, set off or abatement, a fixed minimum guaranteed Base Rent (hereinafter sometimes referred to as the "Base Rent") of approximately twenty-five & 00/100 Dollars ($25.00) per square foot of rentable space, as determined by LANDLORD'S architect or space planner, and set forth in Exhibit B, in the Premises per year, payable in monthly installments of ($11,535.41) in advance (hereinafter sometimes referred to as "Monthly Base Rent") as hereinafter set forth. TENANT shall pay all rent to LANDLORD at the office of LANDLORD, or to such other party or at such other address as LANDLORD may designate from time to time by written notice to TENANT. Rent which shall be paid on or before the first day of each and every calendar month during the Term hereof; provided, however, that the Monthly Base Rent for the first month of the Term shall be due and payable at the time of execution of this Lease by TENANT. TENANT'S obligation to pay rent shall begin when the U & O is issued and TENANT is given the right to occupy premise. TENANT build outs shall be substantially completed.

                (ii) TENANT covenants and agrees to pay to LANDLORD a late fee equal to fifteen five percent (5%) of the Monthly Base Rent and/or additional rent or other payments due under this Lease if said payments are not received within ten (10) days of their due date. [In addition, any such delinquent payments shall bear interest at the rate of two percent (2%) per annum above the "prime rate" established by Bank of America, N.A., as of the date such payment became due, from the date such payment became due and payable to the date of payment thereof by TENANT; provided, however, that nothing herein contained shall be construed or implemented in such a manner as to allow LANDLORD to charge or receive interest in excess of the maximum rate then allowed by law. All such late fees and interest charge shall be deemed additional rent due hereunder and shall be payable with the next installment of Monthly Base Rent.] (portion in [ ] has been deleted).

            (b) The Monthly Base Rent shall be increased one year from the date of occupancy by TENANT by three percent (3%) of the Monthly Base Rent for the month immediately preceding.

            (c) Rent payments shall be sent to Pointer Ridge Office Investment, LLC, 1525 Pointer Ridge Place, Bowie, MD (or at such other address as LANDLORD may in writing direct).

      4. ADDITIONAL RENT: OPERATING EXPENSES & REAL ESTATE TAXES.

            (a) TENANT shall pay, as additional rent, for its Proportionate share of any Operating Expenses and real estate taxes for the Land and Building (including real estate taxes and Operating Expenses for the Land which may be paid as part of the ground rent, if any) in excess of the 2006 base year operating expense for the Building.

                  (i) Commencing on January 1st of the calendar year immediately following the year in which this Lease commences and every year thereafter during the Term of this Lease, TENANT shall pay to LANDLORD, on the first day of each calendar month, an amount equal to one-twelfth (1/12) of TENANT'S Proportionate Share of LANDLORD'S reasonable estimate (as adjusted annually) of the amount by which the sum of such Operating Expenses and real estate taxes for the then current calendar year will exceed the 2006 base year operating expense for the Building.

                  (ii) Within one hundred twenty (120) days following the end of each calendar year, LANDLORD shall furnish TENANT a statement covering the year (or portion thereof) just expired, (including the initial years and final year of the Lease Term) showing the total Operating Expenses and real estate taxes, the amount of TENANT'S Proportionate Share of the same, and the payments made by TENANT with respect to such year. If TENANT'S Proportionate Share of Operating Expenses and real estate taxes in excess of the 2006 base year operating expenses for the Building exceeds TENANT'S payments so made, TENANT shall pay LANDLORD the deficiency within thirty (30) days after receipt of such statement. If TENANT'S payments exceed TENANT'S Proportionate Share of Operating Expenses and real estate taxes, the excess over and above the 2006 base year shall credited towards the next installment of additional rent or if the Lease is expiring, the excess over and above the 2006 base year shall be refunded to TENANT within thirty (30) days following the delivery of such statement.

            (b) The Term "Operating Expenses" as used herein shall mean all expenses, costs, and disbursements of every kind and nature which LANDLORD shall pay or become obligated to pay in connection with the ownership and/or operation of the Land, Building and adjacent parking facilities (hereinafter referred to collectively as the "Property"). By way of example, but without limitation, Operating Expenses shall include wages, salaries, bonuses, fringe benefits (including hospitalization, medical, surgical, dental and/or group life insurance and pension payments) and uniforms and dry cleaning thereof, for employees engaged in the operation, maintenance or repair of the Property; social security, unemployment and other payroll taxes and all other taxes due and payable (with the exception of income taxes) with regard to the Premises; license fees; worker's compensation insurance; electricity (except as directly billed to tenants of the Building) gas, water, sewer and other fuel and utilities; utility taxes; fire, casualty, liability, and other insurance; repairs, maintenance, painting and cleaning of the Property and supplies necessary therefore; cleaning of windows and exterior curtain walls; snow removal, cleaning and other service contracts; general overhead, administrative expenses and management fees; legal, accounting, common area or Owner-Association dues, and other professional fees and disbursements incurred in connection with the operation and management of the Property; decorations; exterior and interior landscaping; depreciation of tools and equipment used in the operation, cleaning, repair, safety, management, security or maintenance of the Property and any other costs, charge and expenses which under generally accepted accounting and management practices, would be regarded as maintenance and Operating Expenses.

                  (i) The Term "Operating Expenses" shall not include any of the following: expenses for capital improvements made to the Property except those expenses which are incurred in order to decrease the overall Operating Expenses for the Property or are incurred for the general maintenance of the Property; expenses for painting, redecorating, or other work which LANDLORD performs for any tenant of the Building, the expense of which is billed to such tenant; interest, amortization or other payments on loans to LANDLORD whether secured or unsecured, or any costs connected with refinancing of such loans; charge for depreciation of the Building or other said improvements; ground rent payments; real estate brokerage fees and commissions; space planning fees and commissions; and advertising and marketing costs.

            (c) The Term "Proportionate Share" as used herein shall be that fraction having as a numerator the total number of rentable square feet contained in the Premises, and as a denominator the number which is ninety-five percent (95%) of the total number of rentable square feet contained in the Building, unless the Building is leased and occupied at a percentage of total gross square feet exceeding ninety-five percent (95%), at which the denominator will be the actual square footage leased and occupied, as so determined by LANDLORD'S architect or space planner. TENANT'S Proportionate Share is hereby estimated to be 14.34 %.

      5. COMPLETION OF LEASEHOLD IMPROVEMENTS: DELAYED POSSESSION.

            (a) All of the work to be done by LANDLORD in completing the Leased Premises (herein called "Landlord's Work") shall be substantially in accordance with plans and specifications prepared by LANDLORD'S architects and engineers in accordance with the provisions of subsection (b). The Landlord's Work shall be deemed approved by TENANT in all respects as of the Lease Commencement Date except for punch list items of Landlord's Work as to which TENANT shall have given written notice to LANDLORD within five (5) Business Days after the Lease Commencement Date.

            (b) On or before _________, TENANT shall deliver to LANDLORD two
(2) sets of TENANT'S approved final architectural layout drawings (TENANT'S Space Layout") for the Leased Premises, containing, among other things, its partition and layout requirements, location of telephone and electrical outlets, special lighting requirements, any requirements for heating, ventilating and air-conditioning which exceed LANDLORD'S Building Standard Work and all other information necessary for the preparation of working drawing and specifications for completion of the Leased Premises. LANDLORD shall, at its expense, reasonably provide TENANT with the services of LANDLORD'S space planner to assist TENANT in preparing Tenant's Space Layout. TENANT agrees to work expeditiously and with all due diligence with LANDLORD'S space planner, architects, engineers and others to complete and approve all plans and specifications to be prepared pursuant to this subsection. After receipt of TENANT'S Space Layout, LANDLORD shall prepare and deliver to TENANT, with reasonable promptness, a detailed statement itemizing the amount, if any by which the total cost [including general contractor's overhead and profit and the management fee referred to in subsection (d)] of completing the Leased Premises exceeds the cost of providing LANDLORD'S Building Standard Work (Such excess cost is hereinafter referred to as "TENANT'S Excess Cost"). Within Five (5) Business Days after receipt of LANDLORD'S statement of TENANT'S Excess Cost, TENANT shall either approve the statement of TENANT'S Excess Cost in writing or advise LANDLORD that it desires to modify its Space Layout, (i) TENANT shall have the right to make such modifications and to resubmit its Space Layout, as modified, to LANDLORD; (ii) LANDLORD shall re-price any modifications made by TENANT and shall inform TENANT of the same as promptly as possible; (iii) any delay in completing the Leased Premises caused by TENANT'S modifications shall not postpone or defer the Lease Commencement Date or TENANT'S obligation to pay Base Rent as of the Rent Commencement Date, but the Lease Commencement Date and the Rent Commencement Date shall occur on the days when they would otherwise have occurred if TENANT had not made such modifications, and the period of time during which LANDLORD is required to complete the Leased Premises shall be extended for a period of time equal to the number of days of such delay. TENANT shall furnish to LANDLORD, within three (3) days after request therefore, any additional information not contained in TENANT'S Space Layout needed by LANDLORD to prepare the working drawings and specifications or to order materials or let bids for the Leased Premises. LANDLORD shall pay all costs and expenses of preparing the initial architectural, mechanical and electrical working drawings and specifications for the Leased Premises, but TENANT shall reimburse LANDLORD within fifteen (15) days after receipt of an invoice therefore, for all such costs and expenses which are reasonably allocable (in the judgment of LANDLORD'S architects and engineers) to special items or revisions due to a change in TENANT'S approved Space Layout.

            (c) After TENANT approves LANDLORD'S statements of TENANT'S Excess Cost and TENANT has paid to LANDLORD fifty percent (50%) of the TENANT'S Excess Cost, then LANDLORD shall proceed with due diligence to prepare the final architectural, mechanical and electrical working drawings and to complete the Leased Premises for TENANT'S use and occupancy accordingly. Landlord's Work shall be done substantially in accordance with the approved plans and specifications and shall be performed in a good workmanlike manner and all materials shall be of first-class quality. TENANT agrees to pay the LANDLORD the final fifty percent (50%) of the TENANT'S Excess Cost prior to occupancy but no later than fifteen (15) days after notice to the TENANT that the Leased Premises are substantially complete.

            (d) LANDLORD'S Building Standard Work is described in Exhibit D to this Lease. Special items shall be furnished and installed at LANDLORD'S cost plus a reasonable fee for administration and management costs.

            (e) The Lease Commencement Date shall be the date specified in
Section 2(a), except that if the Landlord's Work has not been Substantially Completed or the Building is not "Ready for Occupancy", or both, by the date specified in Section 2(a), the Lease Commencement Date shall be the earlier of
(i) the date on which LANDLORD gives notice to TENANT that the Landlord's Work has been Substantially Completed and the Building is "Ready for Occupancy", or
(ii) the date on which TENANT assumes possession and occupancy of the Leased Premises. On the Lease Commencement Date, TENANT shall, at the request of LANDLORD, execute and deliver to LANDLORD a written instrument in the form of Exhibit B attached hereto, which shall be an addendum to this Lease setting forth the Rentable Area in terms of the precise number of square feet of rentable space, the amount of the Base Rent and the precise dates of commencement and expiration of the Term, and certifying that TENANT is in possession of the Leased Premises and has no claims, defenses, offsets or counterclaims against LANDLORD, or specifying each such claim, defense, offset or counterclaim. The Building shall not be considered Ready for Occupancy unless
(i) the public areas of the ground (i.e., first) floor of the Building and all floors to be occupied by TENANT have been substantially completed and are available for use by the public, (ii) all utility systems for the Leased Premises, the Building lobby and all public areas of floors of the Building to be wholly or partially occupied by TENANT have been installed and are available in full operating condition, (iii) the Building elevators have been installed and are operational, (if applicable), (iv) the Building security system has been installed and is operational (if applicable), (v) the structured parking facility for the Building has been Substantially Completed and is available for use by the public (if applicable) and (vi) LANDLORD or TENANT has received a temporary or permanent certificate of occupancy or non-residential use permit (either of which is sometimes hereinafter referred to as an "occupancy permit") from the applicable governmental authorities permitting the Leased Premises lawfully to be occupied by TENANT.

            (f) If (i) TENANT fails to deliver its Space Layout to LANDLORD within the time prescribed by subsection (b); (ii) within five (5) business days after receipt, TENANT fails to approve in writing LANDLORD'S statement of TENANT'S Excess Cost or to submit its suggested changes for re-pricing; or (iii) within three (3) days after request therefore TENANT fails to provide LANDLORD with any other information requested by LANDLORD for the purpose of completing the working drawings and specifications for the Leased Premises or the ordering of materials or the letting of bids for Landlord's Work, then, any such failure shall not postpone or defer the Lease Commencement Date, or TENANT'S obligation to pay Base Rent as of the Lease Commencement Date, but the Lease Commencement Date shall occur on the day when it would otherwise have occurred if TENANT had not failed to provide such information or to take such action, and the period of time during which LANDLORD is required to complete the Leased Premises shall be extended for a period of time equal to the number of days of such delay.

            (g) TENANT understands that the installation and completion of special items may take longer than would the installation and completion of LANDLORD'S Building Standard Work. If LANDLORD has substantially completed all of Landlord's Work, except for (i) special items requested by TENANT which have not been completed because of a delay in the delivery of materials for said special items to the Leased Premises, such delay not being caused by LANDLORD, its AGENTS, employees or contractor, or (ii) portions of LANDLORD'S Building Standard Work which may not be completed until after installation of said special items for which delivery of materials to the Leased Premises has been delayed, such delay not being caused by LANDLORD, its AGENTS, employees or contractors, LANDLORD shall be deemed to have substantially completed its work, and the Term shall commence as provided in subsection (e), even if said delay has prevented issuance of an occupancy permit. After delivery of the materials for the special items, LANDLORD shall proceed with due diligence to install them and to complete all other portions of Landlord's Work that could not be completed until after the installation of the special items.

            (h) On or before the Lease Commencement Date, LANDLORD and TENANT, or their respective AGENTS, shall inspect the Leased Premises and shall prepare and sign an inspection form describing the condition of the Leased Premises. At the time TENANT surrenders the Leased Premises at the end of the Term, or within three (3) days thereafter, LANDLORD and TENANT, or their respective AGENTS, shall make a similar inspection of the Leased Premises and shall prepare and sign a similar inspection form to describe the condition of the Leased Premises at the time of surrender. LANDLORD shall not be obligated to refund to TENANT all or any part of the security deposit until LANDLORD receives these signed inspection forms.

            (i) When TENANT shall have (i) taken actual possession of the entire Leased Premises, (ii) executed and delivered to LANDLORD the inspection form referred to in subsection (e) and the instrument requested by LANDLORD pursuant to the provisions of subsections (e), and (iii) delivered to LANDLORD the fully paid for insurance policy required under Section 15(b), or a certificate thereof, LANDLORD shall pay to TENANT, in the form of a credit towards above Building standard tenant improvements, the amount, if any, of the unused balance of TENANT'S standard allowance for Leasehold Improvements, less any amount which shall then be owed by TENANT to LANDLORD under any of the provisions of this Lease.

            (j) In the event that LANDLORD shall be unable to give possession of the Premises on the Lease Commencement Date specified in Section 2(a) of this Lease for any reason, such failure to do so shall not affect or impair the validity of this Lease or the obligations of TENANT hereunder, except as expressly provided herein, and LANDLORD shall not be subject to any liability for damages for such failure to give possession on said date. Possession of the Premises shall be deemed tendered and delivered to TENANT on the date that LANDLORD gives notice as provided in subsection (e) of this paragraph to TENANT.

            (k) If for any reason the LANDLORD shall be unable to give possession of the Premises to TENANT more than six (6) months after the Lease Commencement Date specified in Section 2(a), then either party shall have as its sole remedy, with no further liability or obligation on the part of either party, the right to cancel this Lease after such date by giving ninety (90) days prior written notice of such termination to the other party. If LANDLORD shall tender possession of the Premises to TENANT after TENANT has given such notice but prior to the expiration of such ninety (90) day period, any notice given by TENANT shall thereupon be nullified. Upon any such cancellation becoming effective, LANDLORD and TENANT shall be entirely relieved of their obligations hereunder, and any security deposit, prepaid rent, and/or payment for additional leasehold improvements given by TENANT to LANDLORD shall be returned to TENANT. Said six (6) month period shall be extended by a number of days equal to the time of delay, in the event of either of the following:

                  (i) If TENANT has not approved and signed off on all final plans and specifications necessary for the construction of Leasehold Improvements (as defined in Exhibit D to be attached hereto and incorporated herein by reference), including paint, carpet and other finishes, by the date specified in subsection (b) of this paragraph: unless any such delay is caused by LANDLORD and/or LANDLORD'S architect and/or engineers;

                  (ii) If the delay in completion of the Premises is due to work items which are not Building Standard (as defined in Exhibit D to be attached hereto and incorporated herein by reference), including work performed by TENANT'S own contractor(s).

            (l) This Lease and the obligations of TENANT to pay the minimum annual rent and all additional rent and to perform all of the Terms, covenants and conditions on the part of TENANT to be performed shall in no way be affected, impaired or excused because LANDLORD, due to any and all delays beyond LANDLORD'S reasonable control, including, but without limitation, delays caused by TENANT, governmental restrictions, government preemption, strikes, labor disputes, lock-outs, shortage of labor or materials, acts of God, enemy action, civil commotion, riot or insurrection, or fire or other unavoidable casualty, is
(i) unable to fulfill any of its obligations under this Lease, or (ii) unable to supply or delay in supplying any service expressly or impliedly to be supplied, or (iii) unable to make or delay in making any repairs, replacements, additions, Alterations or decorations, or (iv) unable to supply or delay in supplying any equipment or fixtures. LANDLORD shall in each instance exercise reasonable diligence to effect performance when and as soon as possible. However, LANDLORD shall be under no obligation to pay overtime labor rates.

            Further, if either of the delays set forth in subsection (k) above causes delayed possession by TENANT, the obligation to pay rent shall commence at such time as any such delay is the only remaining cause of TENANT'S delayed possession.

      6. USE OF PREMISES.

            (a) TENANT shall use and occupy the Premises solely for general business uses provided that such use(s) is (are) in accordance with applicable zoning and other local governmental regulations. Without the prior written consent of LANDLORD, the Premises shall not be used for any other purposes or uses whatsoever. TENANT shall not use or occupy the Premises for any unlawful purpose, and shall comply with all present and future laws, ordinances, regulations, and orders of the United States of America, Maryland, County of Prince George's, and any other public or quasi-public authority having jurisdiction over the Premises.

            (b) Prior to the execution of this Lease, TENANT shall advise the LANDLORD in writing if any of its intended uses or activities or any of its TENANT requirements, including but not limited to its desired TENANT Improvements, would in any way be in non-conformity with the then existing zoning and use restrictions that apply to the Building or the Land. Unless otherwise provided, the LANDLORD shall be responsible for obtaining variances that are necessary to accommodate such non-conforming uses or activities that had been disclosed to it in writing.

            (c) Any problem, delay or expense that arises from any non-conforming use or activity that was not so disclosed by the TENANT, shall be the responsibility of the TENANT, and the TENANT indemnifies the LANDLORD for expenses incurred in attempting to resolve the non-conforming situation. Any delay caused by such a non-conforming situation shall not delay the Lease Commencement Date.

      7. ASSIGNMENT AND SUBLETTING.

            (a) TENANT shall not assign, transfer, mortgage, or otherwise encumber this Lease, or sublet, rent, or permit occupancy or use of the Premises, or any part thereof, without obtaining the prior written consent of LANDLORD, nor shall any subletting, assignment or transfer of this Lease or the right of occupancy hereunder be effected by operation of law or in any manner other than with the prior written consent of LANDLORD. LANDLORD'S written consent shall not be unreasonably withheld. Any assignment or subletting or transfer with or without LANDLORD'S consent shall not be construed as a waiver or release of TENANT from liability hereunder for the payment of rent or the performance and observance of any of the Terms and conditions of this Lease. The collection or acceptance of rent from any assignee, subtenant, or occupant shall not constitute a waiver or release of TENANT from any covenant or obligation contained in this Lease, nor shall any assignment or subletting be construed to relieve TENANT from obtaining the consent in writing of LANDLORD to any further assignment or subletting.

            (b) In the event that TENANT desires to assign or sublet all or a portion of the Premises, TENANT shall give to LANDLORD sixty (60) days written notice of TENANT'S intention to do the same, the name, address and a current financial statement of the proposed subtenant or assignee, and a copy of the proposed assignment or sublease, specifying, among other items, the proposed use, the Term and rent of the proposed sublease or assignment. In such event, LANDLORD shall have the option to (i) sublet such portion of the Premises from TENANT at the Base Rent set forth herein, or (ii) to terminate this Lease, for the entire Premises or for the affected portion of the Premises, as of the effective date of the proposed sublease or assignment or (iii) give notice of consent or disapproval. Within thirty (30) days after receipt of said notice, LANDLORD shall give written notice to TENANT, stating whether LANDLORD approves or disapproves the proposed assignment or sublease, or whether LANDLORD shall exercise its option to sublet or terminate as set forth above. In the event the LANDLORD does not exercise its option to sublet the Premises or to terminate this Lease as heretofore provided, TENANT may sublet or assign the Premises only after first obtaining the written consent of LANDLORD, such consent to not unreasonably be withheld.

            (c) In the event that TENANT defaults hereunder, TENANT hereby assigns to LANDLORD the rent due from any subtenant or assignee of TENANT and hereby authorizes each such subtenant or assignee to pay said rent directly to LANDLORD.

            (d) Upon any sublease or assignment of this Lease, all option rights, right of refusal, and expansion rights, shall terminate and be of no further force or effect. Further, TENANT shall not have the right to exercise any such option rights, rights of refusal, or expansion rights unless TENANT shall be in occupancy of the Premises at the time of exercise.

      8. MAINTENANCE.

            TENANT shall keep the Premises and fixtures and equipment therein in clean, safe, and sanitary condition and good order, will suffer no waste or injury thereto, and will, at the expiration or other termination of this Lease, surrender the same, broom clean, in the same order and condition in which they are on the Lease Commencement Date, ordinary wear and tear excepted. Maintenance and repair of all equipment and/or fixtures within or for the exclusive benefit of the Premises, including but not limited to, kitchen fixtures, special air-conditioning equipment, bathroom fixtures, computers, or any other type of equipment or improvements, together with related plumbing, electrical, or other utility services, whether installed by TENANT or LANDLORD on behalf of TENANT, shall be the sole responsibility of TENANT, and LANDLORD shall have no obligation in connection therewith.

      9. HOURS OF OPERATION.

            The regularly scheduled hours of operation for the Building shall be 8:00 a.m. to 6:00 p.m., Monday through Friday, and 9:00 a.m. to 1:00 p.m., Saturday (excepting the holidays set forth below). LANDLORD shall furnish heat or air-conditioning to the Premises during the regularly scheduled hours during the appropriate seasons of the year. LANDLORD shall also furnish, in accordance with Section 4 above, reasonably adequate electric current, water, lavatory supplies, automatically operated elevator service, (if applicable) and normal and usual cleaning and janitorial service. Holidays on which said heating, air-conditioning and other services shall not be provided are: New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Veterans Day, Thanksgiving Day and Christmas Day, and such other holidays as observed by the Federal Government. Such holidays shall be observed on the same dates as are observed by the Federal Government. If TENANT desires air conditioning or heat and/or other utilities or services beyond the hours and days as herein above set forth, and if mutually satisfactory written agreements are made with LANDLORD, or its agent, not less than twenty-four (24) hours in advance of the requirement, LANDLORD shall use its best efforts to furnish such additional air conditioning or heat and/or utilities or services to TENANT, and TENANT agrees to pay LANDLORD any additional costs of such services in an amount equal to the total direct costs and a ten percent (10%) administrative fee of providing such additional services on an overtime basis. Provided, however, that LANDLORD and its agent shall not be liable for failure to furnish or for suspension or delay in furnishing any or all of such services caused by breakdown, maintenance or repair work, strike, riot, civil commotion, or any other cause or reason whatsoever beyond the control of LANDLORD.

      10. TENANT ALTERATIONS.

            (a) Except for initial Leasehold Improvements made pursuant to
Section 29 and Exhibit D hereof, TENANT shall not make or permit anyone to make any Alterations, decorations, additions, or improvements, structural or otherwise, or install any fixtures (hereinafter collectively referred to as "Alterations"), in or to the Premises or the Building without the prior written consent of LANDLORD. All of such Alterations permitted by LANDLORD must conform to all rules and regulations established from time to time by the Insurance Underwriter's Association of the local area and by the LANDLORD and conform to all requirements of the Federal, state and local governments. Prior to the commencement of work on any Alterations, the LANDLORD'S written approval must be obtained as to (i) the contractor(s) and subcontractor(s) selected to perform such work, and (ii) comprehensive plans and specifications showing all the proposed Alterations, including detailed descriptions of the effect of the proposed Alterations on the mechanical and electrical systems of the Building. LANDLORD shall have the right to stop such work if the LANDLORD or its designated agent determines that such work is not being done in a workmanlike manner or in accordance with the plans and specifications provided to LANDLORD. In such event, TENANT shall promptly correct the problem(s) which gave rise to the work stoppage, and if TENANT fails to do so within a time period determined by LANDLORD to be reasonable, then LANDLORD may, at its sole option, correct such problem(s), or complete the Alterations, or remove the Alterations and restore the Premises to their original condition, and TENANT shall be liable for the costs of such action as additional rent. It is understood and agreed by LANDLORD and TENANT that any such Alterations shall be constructed on behalf of TENANT. Copies of all plats, plans, sketches, permits, samples, etc. which are prepared or obtained in the course of such Alterations shall be provided to the LANDLORD or its designated AGENT no later than ten (10) days after such are prepared or obtained and prior to any implementation. The TENANT agrees to allow inspection from time to time during the period of construction of all Alterations. In addition, TENANT agrees to furnish "as built" plans and specifications for all Alterations within a reasonable period of time after completion of Alterations, and to pay to LANDLORD or its designated agent a reasonable fee for updating the master reproducible Building blueprint to show the Alterations.

            (b) Prior to commencing construction on any Alterations approved by LANDLORD, TENANT agrees to obtain and deliver to LANDLORD written and unconditional waivers of mechanic's and suppliers' liens upon the Property for all work, labor, and services to be performed, and materials to be furnished, by them in connection with such work, signed by all contractors, subcontractors, suppliers, and laborers to become involved in such work. If, notwithstanding the foregoing, any mechanic's or suppliers' lien is filed against the Property for work claimed to have been done for, or materials claimed to have been furnished to, TENANT, such lien shall be discharged by TENANT within ten (10) days thereafter, at TENANT'S sole cost and expense, by the payment thereof or by filing any bond required by law. If TENANT shall fail to discharge any such mechanic's or suppliers' lien, LANDLORD may, at its option, discharge the same and treat the cost thereof and any legal expenses incurred in connection therewith, as additional rent payable with the installment of Monthly Base Rent next becoming due; it being hereby expressly covenanted and agreed that such discharge by LANDLORD shall not be deemed to waive or release the default of TENANT in discharging the same. It is understood and agreed that, in the event LANDLORD shall give its written consent to TENANT'S making any such Alterations, such written consent shall not be deemed to be an agreement or consent by LANDLORD to subject LANDLORD'S interest in the Property to any mechanic's or suppliers' liens which may be filed in respect of any such Alterations made by or on behalf of TENANT.

            (c) TENANT shall indemnify and hold LANDLORD harmless from and against any and all expenses, liens, claims, or damages to any person or property which may or might arise directly or indirectly by reason of making of any such Alterations.

            (d) If any Alterations are made without the prior written consent of LANDLORD, LANDLORD retains the right to enter the Premises at any time during the Term of this Lease to correct or remove the same and restore the Premises to their original improved condition, and TENANT shall be liable and hereby agrees to reimburse the LANDLORD for the costs of such removal and restoration together with any and all damages which the LANDLORD may suffer and sustain as a result thereof.

            (e) All fixtures, Alterations, installations, changes, replacements, additions, or improvements, including wall-to-wall carpet and wall covering, to, in or upon the Premises (whether installed with or without the prior written consent of LANDLORD) shall, unless the LANDLORD elects otherwise, become the Property of LANDLORD and shall remain upon the Premises and be surrendered with the Premises at the expiration or termination of this Lease or any renewal or extension period without disturbance, molestation or injury. Should the LANDLORD elect that fixtures, Alterations, installations, changes, replacements, additions, or improvements made by the TENANT upon the Premises be removed upon the expiration or termination of this Lease or any renewal period, the TENANT hereby agrees to cause same to be removed at the TENANT'S sole cost and expense, and to restore the Premises to the original improved condition on or before the expiration or termination of this Lease or any renewal period. Should TENANT fail to remove the same or restore the Premises, the LANDLORD may cause same to be removed and/or the Premises to be restored at the

TENANT'S expense, and the TENANT hereby agrees to pay to the LANDLORD the costs of such removal and/or restoration together with any and all damages which the LANDLORD may suffer and sustain by reason of the failure of the TENANT to remove the same and/or restore the Premises as herein provided.

            (f) If TENANT is not in default in the performance of any of its obligations under this Lease, TENANT shall have the right to remove, prior to the expiration of the Term of this Lease, all movable equipment, furniture or furnishings which are not affixed to the Premises or the Building and which were installed in the Premises at the expense of the TENANT. If such Property of TENANT is not removed by TENANT prior to the expiration or termination of this Lease, the same shall become the Property of LANDLORD and shall be surrendered with the Premises as a part thereof, or, at LANDLORD'S option, LANDLORD may cause the same to be removed and the Premises to be restored to their original improved condition (if necessary), and TENANT hereby agrees to pay to LANDLORD the cost of such removal and restoration together with any and all damages which LANDLORD may suffer and sustain by reason of the failure of TENANT to remove the same and restore the Premises or Building as herein provided.

      11. ADVERTISING. Except as otherwise herein provided, TENANT agrees that no sign, advertisement, display or notice shall be inscribed, painted or affixed on any part of the outside or inside of the Premises or Building, except on the directories and doors of offices, and then only in such size, color and style as the LANDLORD shall approve. LANDLORD shall have the right to prohibit any advertisement, or display of items of the TENANT, wherever appearing, which in the LANDLORD'S opinion tends to impair the reputation of the Building or its desirability as a Building for offices or for financial, insurance or other institutions and businesses of like nature. Upon written notice from the LANDLORD, TENANT shall refrain from and discontinue such advertisement. LANDLORD agrees to display in the main lobby of the Building, a Building directory listing the TENANT. Such directory shall be maintained and updated at no cost to TENANT throughout the Term of this Lease and renewal or extension thereof. In the event that TENANT violates the Terms of this section, LANDLORD may remove any sign, advertisement, display or notice and may charge the TENANT for any costs incurred by LANDLORD in connection with such removal.

      12. DELIVERIES.

            No freight, furniture or other bulky matter of any description shall be received into the Building or carried in the elevators, except as approved by the LANDLORD. All moving of furniture, equipment or bulky material in the Building outside the Premises must be with the prior written consent of the LANDLORD in accordance with LANDLORD'S reasonable rules and instructions; and be conducted during a scheduled time that is specifically approved by the Landlord and is designed to be non-disruptive to the LANDLORD and other TENANTS. The

TENANT, and not the LANDLORD shall be solely responsible for any damage to items, or for any damage or cost arising out of any such move. TENANT agrees to remove promptly from the public area within or adjacent to the Building any of TENANT'S personal Property there delivered or deposited. LANDLORD shall have the right to prescribe the weight, method of installation, and position of safes or other heavy fixtures or equipment. All damage done to the Building by delivery, maintaining or removal of any fixture or article of TENANT'S furniture or equipment, shall be repaired at the expense of TENANT.

      13. EQUIPMENT.

            TENANT shall not install or operate in the Premises any electrically operated equipment or other machinery, except typewriters, adding machines, copiers and such other office machinery, office and personal computers and equipment normally used in modern offices, without obtaining the prior written consent of LANDLORD, who may condition such consent upon the payment by TENANT of additional rent in compensation for any excess consumption of water and/or electricity as may result from the operation of said equipment or machinery. All electricity usage in excess of five (5) watts per square foot of net space contained in the Premises, as determined by a registered engineer selected by LANDLORD, shall be deemed excess usage for which TENANT shall be charged as additional rent. TENANT shall not install any equipment of any kind or nature whatsoever which shall or may necessitate changes, replacements, or additions to, or cause an abnormal increase in its use of, the water, plumbing, heating, air-conditioning or electrical systems which serve the Premises, without the prior written consent of LANDLORD. Such consent shall not be withheld unreasonably, but may be conditioned upon the payment by TENANT of the cost of such changes, replacements, additions, or increased use. Notwithstanding the foregoing, in the event that office equipment or mechanical equipment used by TENANT in the Premises shall cause noise or vibration that may be transmitted to any part of the Building to such a degree as to be objectionable to LANDLORD or any other tenant, TENANT shall install, at its own expense, vibration eliminator or silencing devices sufficient to eliminate such noise and/or vibration. TENANT shall not install in the Premises any fixtures, equipment, machinery, furniture or furnishings, which place a load upon the floor that exceeds the designed floor load capacity.

      14. INSPECTIONS.

            TENANT agrees to allow LANDLORD, its AGENTS or employees to enter the Premises at all reasonable times to examine, inspect or protect the same; to prevent damage or injury to the same and/or to any other portion of the
Building: to make such Alterations, additions, improvements and repairs to the Premises or adjacent portions of the Building as LANDLORD deems necessary or desirable; or to exhibit the same to prospective tenants during the last six (6) months of the Term of this Lease, or to prospective purchasers of the Building or any portion thereof, at any time during the Term of this Lease. None of the same shall be construed as an eviction, actual or constructive. The rent reserved shall not abate while such Alterations, additions, improvements or repairs are being made, or because or such inspection or exhibitions, whether by reason of loss or interruption of TENANT'S business or otherwise. LANDLORD agrees to make all reasonable efforts to minimize any disruption of TENANT'S business by reason of such activities. LANDLORD'S right of entry for any purpose shall, however, be subject to any State or Federal laws and regulations that may be or become applicable because of any secret, confidential, or other restricted activities carried on by TENANT in the Premises.

      15. INSURANCE.

            (a) Insurance Rating. TENANT will not conduct or permit to be conducted any activity or place any equipment in or about the Premises or the Property which will, in any way, increase the rate of Property and casualty or other insurance on the Property. If any increase in the rate of Property and casualty insurance or other insurance is stated by any insurance company or by the applicable Insurance Rating Bureau to be due to any activity or equipment of TENANT in or about the Premises or the Property, such statements shall be conclusive evidence that the increase in such rate is due to such activity or equipment, and, as a result thereof, TENANT shall be liable for such increase and shall reimburse LANDLORD therefore upon demand. Any such sum shall be considered additional rent payable hereunder.

            (b) Liability Insurance. TENANT shall carry public liability insurance with a company or companies licensed to do business in the State of Maryland and rated not lower than Level A, Class XII, as rated in the most recent edition of "Best's Key Rating Guide" for insurance companies, insuring against all liability of TENANT and its authorized representatives arising out of and in connection with TENANT'S use or occupancy of the Premises and the Property. Said insurance shall be in minimum amounts of One Million Dollars ($1,000,000.00) combined single limit per occurrence for bodily injury, death, and Property damage, or as set forth in the rules and regulations established by LANDLORD from time to time; a copy of the current rules and regulations is attached hereto as Exhibit C. Said insurance shall name LANDLORD and the Building management agency as additional insured, as their interests may appear, and shall contain an endorsement that said insurance shall remain in full force and effect notwithstanding that the insured has waived his right of action against any party prior to the occurrence of a loss. A current Certificate of Insurance from such insurer shall be delivered to LANDLORD'S agent prior to the Lease Commencement Date and renewals thereof shall be delivered to LANDLORD'S agent at least thirty (30) days prior to the expiration of any such policy. Each policy shall contain an endorsement that will prohibit its cancellation prior to the expiration of thirty (30) days after written notice to LANDLORD of such proposed cancellation.

            (c) Waiver of Subrogation. Each party hereby waives, and shall have included in its Property and casualty insurance policies for the Building and/or its contents, furniture, furnishings, fixtures and other Property, appropriate clauses pursuant to which each party's insurance carriers waive, all rights of subrogation against the other party, its principals, AGENTS and employees, with respect to losses payable under such policies, or agree that such policies shall not be invalidated should the insured waive in writing prior to a loss any or all right of recovery against any party for losses covered by such policies. If either party at any time is unable to obtain inclusion of either of the clauses described in the preceding sentence, then such party shall have the other party named in such policies as an additional insured, as their interests may appear. If either party shall be named as an additional insured in accordance with the foregoing provisions, and if the main insured shall not be in default hereunder, and, if progress satisfactory to LANDLORD is being made with regard to repairs to any damage to the Premises or improvements therein, the additional insured shall promptly endorse to the order of the main insured, without recourse, any check, draft or order for the payment of money representing the proceeds of any such policy, or representing any other payment under such policies, and the additional insured hereby irrevocably waives any and all rights in and to such proceeds and payments. Each party shall advise the other party promptly as to the coverage or language of the clauses included in its insurance policies pursuant to this paragraph and shall notify the other party promptly of any cancellation or change of the Terms of any such policies which would affect such clauses. All Certificates of Insurance provided hereunder shall set forth the waiver of subrogation provisions contained in the subject policy.

            (d) Property and Casualty Insurance. TENANT covenants and agrees to maintain standard Property and casualty insurance covering its Property located in, on or about the Premises. Said insurance shall be replacement cost, all risk coverage for all leasehold improvements other than Building standard improvements. TENANT shall deliver a Certificate of Insurance from its insurer to LANDLORD'S agent prior to the Lease Commencement Date, and renewals thereof shall be delivered to LANDLORD'S agent at least thirty (30) days prior to the expiration of any such policy.

      16. DAMAGE.

            All breakage, injury or damage to the Premises the Building, or items contained therein, including damage to carpeting, wall finishes, and other items of improvement thereto, in any way caused by TENANT or its AGENTS, employees, contractors, visitors, guests and invitees, shall be repaired at the expense of the TENANT. LANDLORD shall make such necessary repairs, Alterations and replacements, structural, non-structural or otherwise, and any charges, costs, or damages so incurred by the LANDLORD shall be paid by the TENANT. LANDLORD shall be entitled to regard such charges, costs or damages as additional rent, payable with the installment of Monthly Base Rent next becoming due under this Lease. This provision shall be construed as an additional remedy granted to LANDLORD and not in limitation of any other rights and remedies which LANDLORD has or may have.

      17. WAIVER OF LIABILITY.

            (a) All personal Property of TENANT (for the purpose of this Section, the Term "TENANT" shall include TENANT, its AGENTS, employees, contractors, visitors, guests and invitees) contained in the Premises or the Building shall be and remain there at the sole risk of TENANT. LANDLORD and/or its AGENTS and employees shall not be liable for any accident or damage to Property of TENANT resulting from the use or operation of elevators, heating, cooling, electrical or plumbing apparatus, water, steam, or any other cause; nor shall they be liable for any personal injury to TENANT arising from the use, occupancy and/or condition of the Premises of Property unless such injury shall result directly from the gross negligence of LANDLORD; nor shall they be liable in any event for any interruption or loss of TENANT'S business. Notwithstanding any other language contained herein, LANDLORD and/or its AGENTS and employees shall not be liable to TENANT for any loss, damage or injury to person or Property, whether or not caused by their negligence, to the extent that TENANT is compensated therefore by TENANT'S insurance. TENANT shall indemnify and hold LANDLORD and its AGENTS and employees harmless from all loss, damage, liability, cost or expense incurred, suffered, or claimed by any person or entity by reason of injury, loss, or damage to any person, Property or business resulting from any default hereunder by TENANT, or from TENANT'S willful act, negligence or negligent or unlawful use of the Premises or the Property or anything therein, including water, steam, electricity, or other facilities or equipment.

            (b) LANDLORD and/or its AGENTS and employees assume no liability or responsibility whatsoever with respect to the conduct and operation of the business to be conducted by TENANT in the Premises, and shall not be liable for any accident or injury to any person or Property which are caused by the conduct and operation of TENANT'S business. TENANT agrees to indemnify and hold harmless LANDLORD, its AGENTS and employees, against all such claims.

      18. BANKRUPTCY.

            (a) In the event that TENANT shall become a Debtor under Chapter 7 of the Bankruptcy Code, and the Trustee or TENANT shall elect to assume this Lease for the purpose of assigning the same or otherwise, such election and assignment may only be made if all of the Terms and conditions of subsections
(b) and subsection (c) of this Section 18 are satisfied. If such Trustee shall fail to elect or assume this Lease within sixty (60) days after the filing of the Petition, this Lease shall be deemed to have been rejected. LANDLORD shall be thereupon immediately entitled to possession of the Premises without further obligation to TENANT or Trustee, and this Lease shall be canceled, but LANDLORD'S right to be compensated for damages in such liquidation proceeding shall survive.

            (b) In the event that a Petition for reorganization or adjustment of debts is filed concerning TENANT under Chapters 11 or 13 of the Bankruptcy Code, or a proceeding is filed under Chapter 7 of the Bankruptcy Code and is transferred to Chapters 11 or 13, the Trustee or TENANT, as Debtor-In-Possession, must elect to assume this Lease within seventy-five (75) days from the date of the filing of the Petition under Chapters 11 or 13, or the Trustee or Debtor-In-Possession shall be deemed to have rejected this Lease. No election by the Trustee or Debtor-In-Possession to assume this Lease, whether under Chapters 7, 11 or 13, shall be effective unless each of the following conditions, which LANDLORD and TENANT acknowledge are commercially reasonable in the context of a bankruptcy proceeding of TENANT, have been satisfied, and LANDLORD has so acknowledged in writing:

                (i) The Trustee or the Debtor-In-Possession has cured, or has provided LANDLORD Adequate Assurance (as defined below) that:

                  (A) Within ten (10) days from the date of such assumption the Trustee will cure all monetary defaults under this Lease; and

                  (B) Within thirty (30) days from the date of such assumption the Trustee will cure all non-monetary defaults under this Lease.

                (ii) The Trustee or the Debtor-In-Possession has compensated, or has provided to LANDLORD Adequate Assurance (as defined below) that within ten
(10) days from the date of assumption, LANDLORD will be compensated for any pecuniary loss incurred by LANDLORD arising from the default of TENANT, the Trustee, or the Debtor-In-Possession as recited in LANDLORD'S written statement of pecuniary loss sent to the Trustee or Debtor-In-Possession.

                (iii) The Trustee or the Debtor-In-Possession has provided LANDLORD with Adequate Assurance of the future performance of each of TENANT'S Trustee's or Debtor-In-Possession's obligations under this Lease; provided, however, that:

                  (A) The Trustee or Debtor-In-Possession shall also deposit with LANDLORD, as security for the timely payment of rent, an amount equal to three (3) month's Base Rent and other monetary charges accruing under this Lease; and

                  (B) If not otherwise required by the Terms of this Lease, the Trustee or Debtor-In-Possession shall also pay in advance on the date Monthly Base Rent is payable, one-twelfth (1/12) of TENANT'S annual obligations under this Lease for Operating Expenses, real estate taxes, and similar charges.

                  (C) The obligations imposed upon the Trustee or Debtor-In-Possession shall continue with respect to TENANT or any assignee of the Lease after the completion of bankruptcy proceedings.

                (iv) The assumption of the Lease will not:

                  (A) Breach any provision in any other Lease, mortgage, financing agreement or other agreement by which LANDLORD is bound relating to the Building; or

                  (B) Disrupt, in LANDLORD'S judgment, the TENANT mix of the Building or any other attempt by LANDLORD to provide a specific variety of commercial tenants and retail stores in the Building which, in LANDLORD'S judgment, would be most beneficial to all of the tenants of the Building and would enhance the image, reputation, and profitability of the Building.

                  (C) For purposes of this Subsection (b), LANDLORD and TENANT acknowledge that, in the context of a bankruptcy proceeding of TENANT, at a minimum "Adequate Assurance" shall mean:

                    (I) The Trustee or the Debtor-In-Possession has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure LANDLORD that the Trustee or Debtor-In-Possession will have sufficient funds to fulfill these obligation of TENANT under this Lease, and to keep the Premises stocked with inventory and properly staffed with sufficient employees to conduct a fully-operational, actively promoted business on the Premises; and

                    (II) The Bankruptcy Court shall have entered an Order segregating sufficient cash payable to LANDLORD and/or the Trustee or Debtor-In-Possession shall have granted a valid and perfected first lien and security interest and/or mortgage in Property of TENANT, Trustee or Debtor-In-Possession, acceptable as to value and kind to LANDLORD, to secure to LANDLORD the obligation of the Trustee or Debtor-In-Possession to cure the monetary and/or non-monetary defaults under this Lease within the time periods set forth above.

            (c) In the event that this Lease is assumed by a Trustee appointed for TENANT or by TENANT as Debtor-In-Possession under the provisions of Subsection (b) hereof and thereafter TENANT is liquidated or files a subsequent Petition for reorganization or adjustment of debts under Chapters 11 or 13 of the Bankruptcy Code, then, and in either of such events, LANDLORD may, at its option, terminate this Lease and all rights of TENANT hereunder, by giving TENANT written notice of its election to so terminate, by no later than thirty
(30) days after the occurrence of either of such events.

            (d) If the Trustee or Debtor-In-Possession has assumed the Lease pursuant to the Terms and provisions of Subsections (a) or (b) herein, for the purpose of assigning (or elects to assign) TENANT'S interest under this Lease or the estate created thereby, to any other person, such interest or estate may be so assigned only if LANDLORD shall acknowledged in writing that the intended assignee has provided Adequate Assurance as defined in this

Subsection (d) of future performance of all of the Terms, covenants and conditions of this Lease to be performed by TENANT.

            For the purpose of this Subsection (d), LANDLORD and TENANT acknowledge that, in the context of a bankruptcy proceeding of TENANT, at a minimum "Adequate Assurance of Future Performance" shall mean that each of the following conditions have been satisfied, and LANDLORD has so acknowledged in writing:

                  (i) The assignee has submitted a current financial statement audited by a Certified Public Accountant which shows a net worth and working capital in amounts determined to be sufficient by LANDLORD to assure the future performance by such assignee of TENANT'S obligations under this Lease;

                  (ii) The assignee, if requested by LANDLORD, shall have obtained guarantees in form and substance satisfactory to LANDLORD from one or more persons who satisfy LANDLORD'S standards of credit worthiness;

                  (iii) The assignee has submitted in writing evidence, satisfactory to LANDLORD, of substantial business experience in centers of comparable size to the Business Center and in the sale of merchandise and services permitted under this Lease; and

                  (iv) LANDLORD has obtained all consents or waivers from any third party required under any Lease, mortgage, financing arrangement or other agreement by which LANDLORD is bound to permit LANDLORD to consent to such assignment.

            (e) When, pursuant to the Bankruptcy Code, the Trustee or Debtor-In-Possession shall be obligated to pay reasonable use and occupancy charges for the use of the Premises or any portion thereof, such charges shall not be less than the Base Rent as defined in this Lease and other monetary obligations of TENANT for the payment of Operating Expenses, real estate taxes, and similar charges.

            (f) Neither TENANT'S interest in the Lease, nor any lessor interest of TENANT herein, nor any estate of TENANT hereby created, shall pass to any trustee, receiver, assignee for the benefit of creditors, or any other person or entity, or otherwise by operation of law under the laws of any state having jurisdiction of the person or Property of TENANT (hereinafter referred to as the "state law") unless LANDLORD shall consent to such transfer in writing. No acceptance by LANDLORD of rent or any other payments from any such trustee, receiver, assignee, person or other entity shall be deemed to have waived, nor shall it waive the need to obtain LANDLORD'S consent of LANDLORD'S right to terminate this Lease for any transfer of TENANT'S interest under this Lease without such consent.

            (g) In the event the estate of TENANT created hereby shall be taken in execution or by other process of law, or if TENANT or any Guarantor of TENANT'S obligations hereunder (hereinafter referred to as the "Guarantor") shall be adjudicated insolvent pursuant to the provisions of any present or future insolvency law under state law, or if any proceedings are filed by or against the Guarantor under the Bankruptcy Code, or any similar provisions of any future federal bankruptcy law, or if a Receiver or Trustee of the Property of TENANT or the Guarantor shall be appointed under state law by reason of TENANT'S or the Guarantor's insolvency or inability to pay its debts as they become due or otherwise, or if any assignment shall be made of TENANT'S or the Guarantor's Property for the benefit of creditors under state law; then and in such event LANDLORD may, at its option, terminate this Lease and all rights of TENANT hereunder by giving TENANT written notice of the election to so terminate within thirty (30) days after the occurrence of such event. As used in this Section 18, the Term "TENANT" shall include any surety or other Guarantor of this Lease.

         19.      CASUALTY.

            In the event of damage by fire or other casualty to the Premises or any part thereof, this Lease shall not be terminated unless otherwise provided thereinafter, but LANDLORD shall diligently proceed to repair and restore the same. During the period that TENANT is deprived of the use of the damaged portion thereof, provided that such damage was not caused by the negligence or fault of TENANT, its AGENTS, employees, contractors, visitors, guests or invites, the rent for the remainder of the Premises shall be that portion of the total rent which the area remaining that can be occupied bears to the total area of the Premises. If during to Term of this Lease the Premises shall be so damaged by fire or other casualty as to be unrentable, then unless the repair of said damage be substantially completed within one hundred twenty (120) days thereafter, either party, upon written notice to the other party given at any time following the expiration of one hundred twenty (120) days after said fire or other casualty may terminate this Lease in which case this rent and additional rent shall be apportioned and paid to the date of said fire or other casualty. In the event that the Building is so severely damaged or destroyed by fire or other casualty (although the Premises may not be affected) that LANDLORD shall decide within a reasonable time not to rebuild or construct the Building, then LANDLORD shall give written notice to TENANT and this Lease and the tenancy hereunder shall terminate in accordance with such notice. Except as herein above provided, no compensation or claim or diminution of rent shall be allowed or paid by LANDLORD, by reason of inconvenience, annoyance or injury to business, regardless of the reason for the repairs.

         20.      CONDEMNATION.

            (a) TENANT agrees that if the Premises or a substantial part thereof shall be taken, condemned, or sold under the threat of condemnation, for public or quasi-public use or purpose by or to any competent authority, this Lease shall fully terminate as of the date of any such taking. TENANT shall have no claim against LANDLORD and shall have no claim or right to any portion of the award which may be made to LANDLORD as a result of any such condemnation; all rights of TENANT to damages therefore, if any, are hereby assigned by TENANT to LANDLORD. Upon such condemnation or taking, the Term of this Lease shall cease and terminate from the date of such taking or condemnation, and TENANT shall have no claim against LANDLORD for the value of any un-expired term of this Lease, leasehold improvements, or good will. Notwithstanding the foregoing, TENANT shall be free to pursue a separate claim against the condemning authority for the depreciated value of its leasehold improvements, provided that any award to TENANT shall not result in a diminution of any award to LANDLORD.

            (b) If less than a substantial part of the Premises is taken or condemned, the rent for the remainder of the Premises shall be that portion of the total rent which the area remaining that can be occupied bears to the total area of the Premises, effective on the date when title vests in such governmental authority. The Lease shall otherwise remain in full force and effect. For purposes hereof, a substantial part of the Premises shall be considered to have been taken if more than fifty percent (50%) of the Premises are unusable by TENANT.

         21.      DEFAULT.

            (a) It is agreed that TENANT shall be in default if TENANT shall fail to pay the rent (including any additional rent) at the time the same shall become due and payable as provided hereunder, and TENANT shall not cure such default within five (5) days after written demand by LANDLORD for payment of such rent; or if TENANT shall fail to pay the rent at the time the same shall become due and payable more than two (2) times during any calendar year; or if TENANT shall breach, violate, fail, or neglect to keep and perform any of the other terms, covenants, or conditions herein contained, and TENANT shall not cure such breach within thirty (30) days after written demand by LANDLORD therefore, or, if such breach cannot reasonably by cured within such period, and TENANT shall fail to diligently attempt to cure such breach or if the Premises shall become vacant or abandoned (provided that LANDLORD shall not construe any vacation or abandonment of the Premises before the expiration of the Term hereof as a default so long as TENANT continues to comply with all covenants and conditions of the Lease).

            (b) In the event of default by TENANT, then and in each such case, LANDLORD may treat the occurrence of such event as a breach of this Lease, and in addition to any and all other rights or remedies of LANDLORD in this Lease or at law or in equity provided, it shall be, at the option of LANDLORD, without further notice or demand of any kind to TENANT or any other person;

                  (i) The right of LANDLORD, even though it may have re-let the Premises as herein below provided, to declare the Lease Term ended and to re-enter the Premises and take possession thereof and remove all persons therewith, and TENANT shall have no further claim thereon or thereto;

                  (ii) The right of LANDLORD to accelerate all future payment obligations (rental or otherwise) due under this Lease;

                  (iii) The right of LANDLORD to bring suit for the collection of rent, for the enforcement of any other term of this Lease, and for damages (including without limitation reasonable attorneys' fees and interest at a rate of twelve percent (12%) per annum from the date the amount was due) without entering into possession of said Premises or canceling this Lease;

                  (iv) The right of LANDLORD to re-enter or to retake possession of the Premises from TENANT by summary proceedings or otherwise and to remove, or cause to be removed, TENANT or any other occupants from the Premises in such manner as LANDLORD shall deem advisable with or without legal process and using self-help if necessary, and it is agreed that the commencement and prosecution of any action by LANDLORD in unlawful detainer, ejectment or otherwise, or any execution of any judgment or decree obtained in any action to recover possession of the Premises or any other re-entry and removal shall not be construed as an election to terminate this Lease whether or not such entry or re-entry be had or taken under summary proceedings or otherwise, and shall not be deemed to have dissolved or discharged TENANT from any of its obligations or liabilities for the remainder of the Term. TENANT shall, notwithstanding any such entry or re-entry, continue to be liable for the payment of rent and the performance of the other covenants, conditions and agreements by TENANT to be performed as set forth in this Lease, and TENANT shall pay to LANDLORD all monthly installments as the amounts of such deficits from time to time are ascertained. In the event of any such default, LANDLORD shall have the right but not the duty to rent or lease the Premises to some other person, firm or corporation (whether or a Term greater or less than or equal to the unexpired portion of the Term, or whether the space leased by the new lease includes more or less floor area than the Premises) upon such terms and conditions and for such rental as the LANDLORD may deem proper and to collect said rental and any other rental that may thereafter become payable, in which event the rentals received by LANDLORD from such re-letting shall be applied: first, to the payment of any indebtedness other than the rent due hereunder from TENANT to LANDLORD; second, to the payment of any cost of such re-letting (including without limitation the making of any Alterations, repairs or decorations in the Premises which LANDLORD deems advisable); third, to the payment of the cost of any Alterations and repairs to the Premises; fourth, to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by LANDLORD and applied in payment of future rent as the same may become due and payable hereunder. Should that portion of such rentals received from such re-letting during any month, which is applied to the payment of rent hereunder, be less than the rent payable during that month by TENANT hereunder, then TENANT shall pay such deficiency to

LANDLORD. Such deficiency shall be calculated and paid monthly; TENANT shall have no right to any excess. TENANT shall also pay to LANDLORD, as soon as ascertained, any costs and expenses, including, but not limited to, brokerage commissions and attorneys' fees, incurred by LANDLORD in such re-letting or in making such Alterations and repairs not covered by the rental received from such re-letting. Nothing herein contained shall be construed as obligating the LANDLORD to re-let the whole or any part of the Premises whatsoever. In the event of any entry or taking possession of the Premises as aforesaid, LANDLORD shall have the right, but not the obligation, to remove therefrom all or any part of the personal Property located therein and may place the same in storage at a public warehouse at the expense and risk of the owner or owners thereof. The terms "re-enter" or "re-entry" as used in this Lease are not and shall not be restricted to their technical meaning but are used in their broadest sense.

            (c)If LANDLORD elects to terminate this Lease under the provisions set forth above, LANDLORD may recover from TENANT as damages (all of which shall be immediately due and payable from TENANT to LANDLORD), in addition to its other remedies:

                  (i) Any unpaid rent, including interest therein, which is due and owing at the time of such termination; plus

                  (ii) That rent, including interest thereon, which would have been earned after termination until the time of judgment; plus

                  (iii) A sum representing liquidated damages and not penalty in an amount equal to the Base Rent for the Premises at the time of termination, for such unexpired Lease Term discounted at a rate of seven percent (7%) per annum to present value, plus commissions, advertising, cost of repairs and other expenses incidental to re-letting of such Premises. Nothing herein contained shall limit or prejudice the right of the LANDLORD to prove and obtain as liquidated damages in any bankruptcy, insolvency, receivership, reorganization or arrangement proceeding an amount equal to the maximum allowed by any statute or rule of law governing such proceedings and in effect at the time when such damages are to be proved, whether or not such amount be greater, equal to or less then the amount of the excess referred to in the preceding sentence. In determining the rental value of the demises premises, the rental realized by any re-letting accomplished or accepted by LANDLORD within a reasonable time after termination of this Lease, shall be deemed, prima facie, to be the rental value.

                  (iv) Any other amount necessary to compensate LANDLORD for all the detriment proximately caused by TENANT'S failure to perform its obligations under this Lease or which in the ordinary course of time would be likely to result therefrom including without limitation the cost of renovating the Premises and reasonable attorneys' fees; plus

                  (v) At the LANDLORD'S election, such other amounts, in addition to, or in lieu of the foregoing, as may be permitted from time to time by applicable law.

            (d) In the event of default, all of the TENANT'S fixtures, furniture, equipment, improvements, additions, Alterations, and other personal Property shall remain on the Premises and, in that event and continuing during the length of said default, LANDLORD shall have the right to take exclusive possession of same and to use the same, rent or charge free, until all defaults are cured or, at its option, at any time during the Lease Term, to require TENANT to forthwith remove same. In connection with the foregoing, LANDLORD shall have a lien upon the Property of TENANT in the Premises during the Lease Term for the amount of any unpaid rent or other sum due from TENANT hereunder. Except upon expiration of this Lease where no default exists in the payment of rent or other sums due from TENANT hereunder, TENANT shall not remove any of TENANT'S Property from the Premises without the prior written consent of LANDLORD, other than pursuant to sale thereof in the regular course of its business, and LANDLORD shall have the right and privileges at its sole option and discretion, to take possession of all Property of TENANT in the Premises, to store the same in said Premises, or to remove it from there and store it in such place as may be selected by LANDLORD, at TENANT'S risk and expense, in accordance with such lien and of any rights of seizure it may possess against TENANT'S said Property.

            (e) In the event of a breach or threatened breach by TENANT of any of the covenants or provisions hereof, LANDLORD shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not therein provided for; and in such event LANDLORD shall be entitled to recover from TENANT, payable as additional rent hereunder, any and all reasonable expenses as LANDLORD may incur in connection with its efforts to secure such injunctive relief or other remedy at law or in equity, such as court costs and attorneys' fees. LANDLORD and TENANT hereby expressly waive trial by jury in any action, proceeding or counterclaim, brought by either of them against the other, on any matter whatsoever arising out of or in any way connected with this Lease, their relationship as LANDLORD and TENANT, TENANT'S use and occupancy of the Premises, and/or any claim of injury or damage. If LANDLORD shall commence any proceeding for non-payment of rent, or any other payment of any kind to which LANDLORD may be entitled or which it may claim hereunder, TENANT will not interpose any counterclaim or set-off of whatever nature or description in any such proceeding; the parties hereto specifically agreeing that TENANT'S covenants to pay rent or any other payments required of it hereunder are independent of all other covenants and agreements herein contained, provided, however, that this shall not be construed as a waiver of TENANT'S right to assert such a claim in any separate action brought by TENANT. TENANT further waives any right of defense which it may have to claim a merger, and neither the commencement of any action or proceeding nor the settlement thereof nor entering of judgment therein shall bar LANDLORD from bringing subsequent actions or proceedings from time to time. Mention in this Lease of any particular remedy shall not preclude LANDLORD from any other remedy at law or in equity to which it may be entitled. TENANT hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of TENANT being evicted or dispossessed for any cause, or in the event of LANDLORD obtaining possession of the demised premises by reason of the violation by TENANT of any of the covenants and conditions of this Lease or otherwise.

            (f) It is further provided that, if legal proceedings are instituted hereunder, and a compromise or settlement thereof shall be made, it shall not be constituted as a waiver of any breach of any covenant, condition or agreement herein contained.

            (g) No payment by TENANT or receipt by LANDLORD of a lesser amount than the Monthly Base Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent then due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment of rent be deemed an accord and satisfaction, and LANDLORD may accept such check or payment without prejudice to LANDLORD'S right to recover the balance of such rent or to pursue any other remedy.

            (h) Should TENANT fail to pay rent (including any additional rent) as and when the same is due, LANDLORD shall not be required to wait until the expiration of the Term hereof to sue for LANDLORD'S loss or damages, but shall have the right to sue from time to time to recover unpaid rent and other damages as provided in this Lease. LANDLORD shall have the option to declare the entire balance of the Base Rent (including annual increases as provided herein) immediately due and payable upon failure by TENANT to cure any default within the time prescribed herein. LANDLORD shall have the further option to defer action until the expiration of the Term, in which event the cause of action shall not be deemed to have accrued until the date of expiration. All rights and remedies of LANDLORD under this Lease shall be cumulative and shall not be exclusive of any other rights and remedies provided to LANDLORD under applicable law.

            (i) If, prior to the commencement of the Term of this Lease, TENANT notifies LANDLORD of or otherwise unequivocally demonstrates an intention to repudiate this Lease, LANDLORD may, at its option, consider such anticipatory repudiation a breach of this lease. In addition to any other remedies available to it hereunder or at law or in equity, LANDLORD may retain all rent paid upon execution of the Lease and the security deposit, if any, to be applied to damages of LANDLORD incurred as a result of such repudiation, including without limitation attorneys' fees, brokerage fees, costs of re-letting, less of rent, etc. It is agreed between the parties that for the purpose of calculating LANDLORD'S damages, in a Building which has other available space at the time of TENANT'S breach, the Premises shall be deemed the last space rented, even though the Premises may be re-rented prior to such other vacant space. TENANT shall pay in full for all Leasehold Improvements constructed or installed within the Premises to the date of the breach, and for materials ordered at its request for the Premises.

            (j) In the event of any default by the TENANT hereunder the LANDLORD shall be awarded a judgment against the TENANT for its costs incurred, including attorneys' fees that are reasonably necessary for the LANDLORD to enforce the Lease and/or mitigate damages.

      22. SUBORDINATION.

            This Lease is subject and subordinate to all ground or underlying leases and to any mortgages and/or deeds of trust which may now or hereafter affect such leases or the Property, and to all renewals, modifications, consolidations, replacements and extensions thereof. This clause shall be self-operative and no further instrument of subordination shall be necessary to effect the subordination of this Lease to the lien of any such lease, mortgage or deed of trust. In confirmation of such subordination, however, TENANT shall execute promptly any certificate or subordination agreement that LANDLORD may request. TENANT hereby constitutes and appoints LANDLORD as TENANT'S attorney-in-fact to execute any such certificate(s) for and on behalf of TENANT, said appointment to be a power coupled with an interest and irrevocable during the Term of this Lease.

      23. JURY TRIAL.

            The parties hereby waive the right to trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of LANDLORD and TENANT, TENANT'S use or occupancy of the Premises and/or any claim of injury or damage.

      24. HOLDOVER.

            If TENANT shall remain in the Premises, with the knowledge and written consent of LANDLORD, after the expiration of the Term of this Lease, or any renewal or extension thereof, TENANT shall become a tenant from month to month at one hundred fifty percent (150%) of the monthly rental for the last month of the Lease Term, commencing on the first day next after the Lease Expiration Date. TENANT shall give to LANDLORD at least thirty (30) days' written notice of any intention to quit the Premises, and TENANT shall be entitled to thirty (30) days written notice to quit except in the event of default hereunder. All other terms and conditions of this Lease shall remain in full force and effect. Provided, however, that in the event that TENANT shall holdover without LANDLORD'S knowledge and consent, then at any time prior to LANDLORD'S acceptance of rent from TENANT as a monthly TENANT hereunder, LANDLORD, at its option, may re-enter and take possession of the Premises without process, or by any legal process in force in the jurisdiction in which the Building is situated.

      25. SUCCESSOR'S OBLIGATIONS.

            It is agreed that all rights, remedies and liabilities hereunder given to or imposed upon either of the parties hereto, shall extend to their respective heirs, successors, executors, administrators and assigns. This provision shall not be deemed to grant TENANT any right to assign this Lease or to sublet the Premises, except as set forth in Section 7 above. TENANT acknowledges LANDLORD might not be, now or in the future, the owner of the fee interest in the Premises, Building, and/or Land. The Term "LANDLORD" as used in this Lease is hereby defined to be only the then current owner or mortgagee in possession of the Premises. In the event of any sale or sales by the then current LANDLORD hereunder to any party then, from and after the closing of such sale or Lease transaction, the Landlord whose interest is thus sold or leased shall be and hereby is completely released and forever discharged from and of all covenants, obligations and liabilities of LANDLORD hereunder thereafter accruing.

      26. RULES AND REGULATIONS.

            The TENANT covenants that the rules and regulations set forth in Exhibit C, attached hereto and incorporated herein by reference, and such other and further rules and regulations as the LANDLORD may make and furnish to the TENANT, and which in LANDLORD'S judgment are necessary or appropriate for the general well-being, safety, care and cleanliness of the Premises and the Building together with their appurtenances, shall be faithfully kept, observed and performed by TENANT, and by TENANT'S AGENTS, servants, employees and guests unless waived in writing by the LANDLORD. All such rules and regulations shall be enforced in a consistent manner by LANDLORD against all tenants in the Building. Any failure by LANDLORD to enforce any rule or regulation against any party shall not be deemed a waiver of such rule and regulation or of LANDLORD'S further right to enforce the same.

      27. COVENANTS OF LANDLORD.

            LANDLORD covenants that it has the right to make this Lease for the Term aforesaid, and that if TENANT shall pay the rent and perform all the covenants, terms, conditions, and agreements of this Lease to be performed by TENANT, TENANT shall, during the Term, freely, peaceably and quietly occupy and enjoy the full possession of the Premises without molestation or hindrance by LANDLORD or any party claiming through or under LANDLORD, subject to other provisions contained in this Lease.

      28. RIGHTS OF LANDLORD.

            LANDLORD hereby reserves to itself and its successors and assigns the following rights: (i) to change the street address and/or name of the Building and/or the arrangement and/or location of entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the Building, to make improvements, Alterations, additions, installations, eliminations and changes to the Building, Land, parking facilities, or any part thereof, provided that such changes do not unreasonably interfere with TENANT'S use and occupancy of the Premises or conduct of its business (except in the event of an emergency), (ii) to erect, use, and maintain pipes and conduits in and through the Premises, (iii) to grant to anyone the exclusive right to conduct any particular business or undertaking in the Building, Except there shall be no other bank or lending institution located on the premises without the consent of TENANT

            (iv) to install and maintain signs on the Building and/or Land, and
(v) have pass-keys to the Premises. LANDLORD may exercise any or all of the foregoing rights without being deemed to be guilty of an eviction, actual, or constructive, or a disturbance of interruption of the business of TENANT or TENANT'S use or occupancy of the Premises.

      29. LEASEHOLD IMPROVEMENTS.

            Leasehold Improvements shall be provided by LANDLORD for TENANT as set forth in Exhibit D to be attached hereto and incorporated herein by reference.

      30. SECURITY DEPOSIT.

            None

      31. PARKING.

            TENANT shall have zero (0) parking spaces exclusively designated for its use on the Land adjacent to the Building subject to such rules and regulations regarding the use of same as may be used by LANDLORD. A breach of such rules and regulations shall be construed as a default hereunder at the option of LANDLORD.

            Rules and regulations shall be construed as a default hereunder at the option of LANDLORD.

            32.  MORTGAGEE APPROVAL.

            This Lease shall be subject to the approval of the lending or banking institution providing the financing on the Building or any future mortgages. TENANT agrees to provide current financial statements from time to time as LANDLORD may reasonably request.

      33. GENDER.

            Feminine or neuter pronouns shall be substituted for the masculine form, and the plural shall be substituted for the singular number, in any place or places herein in which the context may require in such substitution or substitutions. LANDLORD and TENANT, as a matter of convenience, have been referred to in neuter form.

      34. NOTICES.

            All notices required or desired to be given hereunder by either party to the other shall be hand delivered or given by certified or registered mail, first-class postage pre-paid, return receipt requested. Notices to the respective parties shall be addressed to the person(s) identified below and each of the parties represent that such person is an authorized representative for the purpose of receiving all notices hereunder.

            To LANDLORD:    Pointer Ridge Office Investments, LLC
                            c/o Chesapeake Pointer Ridge Manager, LLC
                            1525 Pointer Ridge Place
                            Bowie, Md. 20716

            Attn: Frank Lucente or Katherine Stewart

            To TENANT:      Old Line Bank
                            1525 Pointer Ridge Place
                            Bowie, Md.  20716
                            Attn: James W. Cornelsen

Either party may, by like written notice, designate a new address to which such notices shall be directed.

      35. ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS.

            TENANT agrees, at any time and from time to time, upon not less than five (5) days prior written notice by LANDLORD, to provide LANDLORD with current financial statements, and to execute acknowledge and deliver to LANDLORD a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified and stating the modification), (ii) stating the dates to which the rent and any other charges hereunder have been paid by TENANT, (iii) stating whether or not to the best knowledge of TENANT, LANDLORD is in default in the performance of any covenant, (iv) stating the address to which notices to TENANT should be sent, and (v) any other information as may be reasonably required. Any such statement delivered pursuant hereto may be relied upon by any owner of the Building or the Land, any prospective purchaser of the Building or the Land, any mortgagee or prospective mortgagee of the Building or the Land or of LANDLORD'S interest in either, or any prospective assignee of any such mortgagee.

      36. GOVERNING LAW.

            The parties agree that the laws of the State of Maryland shall govern the validity, performance and enforcement of this Lease.

      37. BROKERS.

            LANDLORD and TENANT acknowledge that Chesapeake Pointer Ridge Manager, LLC, has been retained by the LANDLORD as Leasing Agent, and that any commission due will be pursuant to this separate agreement. LANDLORD and TENANT represent and warrant that neither of them has employed a broker other than the aforementioned to negotiate the terms of this Lease. LANDLORD shall indemnify and hold TENANT harmless, and TENANT shall indemnify and hold LANDLORD harmless, from and against any claim for brokerage or other commission arising from or out of any breach of the foregoing representation and warranty.

      38. WAIVER.

            No delay in exercising or failure to exercise any right or power hereunder by LANDLORD, LANDLORD shall impair any such right or power, or shall be construed as a waiver of any breach or default, or as acquiescence thereto. One or more waivers of covenants, terms or conditions of this Lease by LANDLORD shall not be construed by the other party as a waiver of a continuing or subsequent breach of the same covenant, term or condition. The consent or approval by LANDLORD to or of any act by TENANT of a nature requiring consent or approval shall not be deemed to waive or render unnecessary consent to or approval of any subsequent similar act. No provision of this Lease shall be deemed to have been waived by LANDLORD, unless such waiver be in writing signed by LANDLORD.

      39. SEVERABILITY.

            If any term or provision of this Lease or the application thereto to any person or circumstances shall to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than to those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of the Lease shall be valid and be enforced to the fullest extent permitted by law.

      40. CAPTIONS.

            The titles of the sections and paragraphs throughout this Lease are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify, or aid in the interpretation, construction or meaning of the provisions of this Lease.

      41. COUNTERPARTS.

            This Lease may be executed in one or more counterparts each of which shall be an original, and all of which shall constitute one and the same instrument.

      42. ENTIRE AGREEMENT.

            This Lease constitutes the entire agreement between the parties and no earlier statements or prior written matter shall have any force or effect. TENANT is not relying on any representations or agreements other than those contained in this Lease. This Lease shall not be modified or canceled except by written instrument executed by both parties.

      43. AUTHORIZATION.

            The parties hereto and the individual signatories of this Lease each represent that the signatories have full and complete authority to execute this Lease and to bind their

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

respective party to its terms. Additionally, each of the parties shall produce, promptly following a request by the other, reasonable written confirmation of the authority of the signatory to execute this lease on behalf of that party.

      44. HAZARDOUS MATERIALS.

            The TENANT is expressly prohibited from and agrees not to engage in any activities involving, directly or indirectly, the use, generation, treatment, storage, disposal of any hazardous or toxic chemical, material, substance or waste. The TENANT hereby indemnifies and agrees to hold the LANDLORD harmless from any and all costs, expenses, losses, actions, suits, claims, judgments, and other liability whatsoever resulting from a breach by TENANT of any federal, state, or local environmental protection laws and regulations.

      45. RELOCATION OF PREMISES.

            LANDLORD reserves the right to relocate the Premises to substantially comparable space within the immediate area. LANDLORD will give TENANT written notice of its intention to relocate the Premises, and TENANT will complete its relocation within one hundred twenty (120) days after LANDLORD'S notice. If TENANT does not wish to relocate its Premises, TENANT may terminate this Lease effective as of thirty (30) days after LANDLORD'S initial notice. Upon TENANT'S vacation and abandonment of the Premises, LANDLORD will pay to TENANT a sum equal to one monthly installment of the base monthly rent payable under this Lease, and will return the unused portion of the Security Deposit, and LANDLORD'S and TENANT'S obligations to each other will then end. If TENANT does relocate, then effective on the date of such relocation this Lease will be amended to reflect the terms and conditions of the new Lease for the new space. LANDLORD agrees to pay the reasonable costs of moving TENANT to the new space.

                           [SIGNATURE PAGE TO FOLLOW]

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

WITNESS the following signatures and seals:

                             LANDLORD:
                             Pointer Ridge Office Investment, LLC

Witness:  Kerry Doss         By: /s/ Kathleen M. Stewart
                                 -------------------------------------------

                             Printed Name: Frank Lucente or Kathleen M. Stewart

                             Date:   6/6/06

Witness:  Kerry Doss         By: /s/ Michael M. Webb
                                 -------------------------------------------

                             Printed Name: Michael M. Webb

                             Date:     6/6/06

                             TENANT:
                             Old Line Bank

Witness: Robin Cottmeyer     By:  James W. Cornelsen
                                 -------------------------------------------

                             Printed Name: James W. Cornelsen

                             Title President

                             Date:     6/6/06

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

                                    EXHIBIT A

                     FLOOR PLAN/SITE PLAN SPACE DESCRIPTION

      The Premises that are the subject of this Lease contain approximately 5,449 square feet of rentable area on the 3rd floor in a building located at 1525 Pointer Ridge Place, Bowie, Maryland 20716 or on property described as Pointer Ridge Office Building. The location of the Premises is as set forth on the floor plan and/or site plan that are attached hereto and incorporated herein, and the exact number of square feet of rentable space that is being leased by the Tenant is set forth on Exhibit B to the Lease.

                          Pointer Ridge Office Building
                               Pointer Ridge Place
                                 Bowie, Maryland

                                    EXHIBIT B

                              TENANT'S CERTIFICATE

     Old Line Bank, having entered into a certain Lease Agreement dated June 6, 2006, by and between Old Line Bank as TENANT and Pointer Ridge Office Investment, LLC as LANDLORD, DOES HEREBY CERTIFY THAT [the terms used herein have the same meaning as are ascribed to such terms in the Lease Agreement]:

      (1) The Rentable Area of the Leased Premises is approximately 5,449 square feet; (2) The amount of the Base Rent is $25 per square foot;

      (3) The commencement of the Term is June 6, 2006 and the expiration of the Term is May 31, 2019. In the event TENANT'S occupancy of the Premises commences on a date other than the first day of the following month, the Lease Commencement Date shall be the first day of the month, and the Lease Expiration Date shall be adjusted correspondingly, such that the Term of this Lease shall be for the same period of time set forth in Subsection (a) of this Section 2. Any occupancy prior to the Lease Commencement Date shall be pursuant to all the terms and conditions of this Lease, and rent shall be prorated for such fractional period of the month of early occupancy.

      (4) The Rent Commencement Date shall begin when the U & O is issued and TENANT is given the right to occupy premise. TENANT build outs shall be substantially completed. [highlighted area reflects change]

      (5) TENANT is in possession of the Leased Premises and has no claims, defenses, offsets or counterclaims against LANDLORD except for the following specific claims, defenses, offsets or counterclaims: __________________

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6'th day of June, 2006.

                             TENANT:

                             Old Line Bank

                             By:  /s/ James W. Cornelsen
                                  ----------------------------------
                             Printed Name: James W. Cornelsen

                             Title: President

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

                                    EXHIBIT C

                          POINTER RIDGE OFFICE BUILDING

                      RULES AND REGULATIONS OF THE BUILDING

      (a) The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls or other parts of the Building not occupied by any tenant shall not be obstructed or encumbered by any tenant or used for any purpose other than ingress or egress to and from the demised premises. LANDLORD shall have the right to control and operate the public portions of the Building, and the facilities furnished for the common use of the tenants, in such manner as LANDLORD deems best for the benefit of the tenants generally. No tenant shall permit the visit to the demised premises of persons in such numbers or under such conditions as to interfere with the use and enjoyment by other tenants of the entrances, corridors, elevators and other public portions or facilities of the Building.

      (b) No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of LANDLORD. No drapes, blinds, shades, or screens shall be attached to or hung in, or used in connection with, any window or door. Such awnings, projections, curtains, blinds, screens or other fixtures must be of the quality, type, design, and color, and attached in a manner approved by LANDLORD.

      (c) The doors leading to the corridors or main halls shall be kept closed during business hours except as they may be used to ingress or egress. No additional locks shall be placed upon any doors of the demised premises, nor shall any changes be made in existing locks or the mechanisms thereof; except that TENANT shall have the right at its expense to install security locks on all entry doors and fire doors opening into the demised premises, and also on the doors to any offices within the demised premises, provided TENANT at the termination of its occupancy shall restore to LANDLORD all keys of stores, offices, storage and toilet rooms, either furnished to, or otherwise procured by TENANT, and in the event of the loss of any keys so furnished, TENANT shall pay to LANDLORD the cost to replace. TENANT further agrees that, should LANDLORD so require, TENANT will at its expense remove any additional locks which it installed or caused to be installed, reinstall the original hardware, and repair to LANDLORD'S satisfaction any damage to doors or frames. TENANT agrees to give access upon request to any such locked area(s).

      (d) TENANT shall not construct, maintain, use or operate within the demised premises or elsewhere in the Building of which the demised premises form a part or on the outside of the Building, any electrical device, wiring or apparatus in connection with a loud speaker system or other sound system unless the TENANT shall have first obtained the prior written consent of the LANDLORD, except that this restriction shall not apply to radios, television sets or dictating machines, or paging systems, if such items are audible solely within the premises. There shall be no marking, painting, drilling into or in any way defacing any part of the demised premises or the Building. No TENANT shall throw anything out of the doors or windows or down the corridors or stairs.

      (e) The employees of the LANDLORD are prohibited as such from receiving any packages or other articles delivered to the Building for the TENANT, and should any such employee receive any such packages or articles, he or she in so doing shall be the agent of the TENANT and not of the LANDLORD.

      (f) The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the TENANT who, in whose servants, employees, AGENTS, visitors, or licensees, shall have caused the same.

      (g) No vehicles or animals of any kind shall be brought into or kept in or about the demised premises or the Building, and no cooking shall be done or permitted by the TENANT on the demised premises except in kitchens constructed as part of TENANT Improvements. No TENANT shall cause or permit any unusual or objectionable odors to be produced upon or emanate from the demised premises.

      (h) Neither TENANT, nor any of TENANT'S servants, employees, AGENTS, visitors or licensees, shall at any time bring or keep upon the demised premises any inflammable, combustible or explosive fluid, chemical or substance.

      (i) Canvassing, soliciting and peddling in the Building is prohibited and TENANT shall cooperate to prevent the same.

      (j) Any person employed by TENANT to do janitorial work within the demised premises must obtain LANDLORD'S consent and such person shall, while in the Building and outside of said demised premises, comply with all instructions issued by the superintendent of the Building.

      (k) There shall not be used in any space, or in the public halls of the Building, either by any TENANT or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

      (l) Access plates to under floor conduits must be left exposed. Where carpet in installed, carpet must be cut around access plates. (m) TENANT shall adjust thermostat, if adjustable, to the setting which uses the least amount of energy upon leaving the premises daily.

      (14) Mats, trash, or other objects are not permitted in the public corridors.

      (o) LANDLORD and/or its parking contractor shall have the right to establish reasonable rules and regulations for the use of all parking facilities at the project.

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

      (p) LANDLORD shall have the right to determine when TENANT may move its Property, i.e., furnishings, files, etc., into or out of the demised premises. TENANT shall request permission from LANDLORD for any such move, and shall abide by LANDLORD'S reasonable rules regarding any such move.

      (q) TENANT shall purchase and maintain comprehensive public liability and Property damage insurance on the demised premises, protecting LANDLORD and TENANT against loss, cost, or expense by reason of injury or death to persons or damage to or destruction of Property by reason of the use and occupancy of the demised premises by TENANT and its invites, such insurance to be carried by reputable companies and having limits of not less than $1,000,000 combined single limit per occurrence for bodily injury, death, and Property damage; for injury to or death of any one person, $5,000,000 for each accident and $2,000,000 for Property damage.

      (r) No TENANT shall purchase spring water, ice, coffee, soft drinks, towels or other like service, from any company or persons whose repeated violations of Building regulations have caused, in LANDLORD'S opinion, a hazard or nuisance to the Building and/or its occupants.

      (s) LANDLORD reserves the right to exclude from the Building at all times any person who is not known or does not properly identify himself to the Building Management or night watchman on duty. LANDLORD may at its option require all persons admitted to or leaving the Building between the hours of 6 p.m. and 7 a.m., Monday through Friday, and at all times on Saturday, Sundays and legal holidays, to register. TENANT shall be responsible for all persons for whom he authorizes entry into or exit out of the Building, and shall be liable to LANDLORD for all acts of such persons.

      (t) The demised premises shall not be used for lodging or sleeping or for any illegal purpose.

      (u) LANDLORD does not maintain suite finishes which are non-standard, such as kitchens, bathrooms, wallpaper, special lights, etc. However, should the need for repairs arise, LANDLORD will arrange for the work to be done at the TENANT'S expense.

      (v) No auction sales shall be conducted in the Building without the LANDLORD'S consent.

      (w) No TENANT shall use any other method of heating than that provided by the LANDLORD without the LANDLORD'S consent.

      (x) TENANT shall keep window coverings closed at the appropriate time of day to prevent direct solar penetration of the premises.

      (y) TENANT shall purchase and use chair mats to protect the carpeting under all chairs on casters used in the demised premises.

      LANDLORD agrees to advise TENANT in writing of any additions to, deletions from, or changes in the foregoing rules and regulations. In the event that TENANT is in violation of any Building rule or regulation, LANDLORD shall notify TENANT in writing of the same, and shall allow TENANT a reasonable period of time within which to comply with such rule or regulation. Failure of TENANT to comply within such period of time shall be sufficient cause for termination of this Lease at the option of the LANDLORD.

                                    EXHIBIT D

                   LEASEHOLD IMPROVEMENTS AND TENANT STANDARDS

(See attached space plan as attached as Exhibit D-1 to be provided at a later date.)